UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2005
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3260 Whipple Road Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.48
EXHIBIT 10.49
EXHIBIT 10.50

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 27, 2005, Questcor Pharmaceuticals, Inc. (the “Company”) appointed George Stuart, age 42, as the Company’s Vice President of Finance and Chief Financial Officer. Prior to joining Questcor, from April 2001 to June 2005, Mr. Stuart served as Vice President, Finance, Chief Financial Officer and Treasurer of Xcel Pharmaceuticals, Inc. He was a co-founder of Xcel, a private start up company. Prior to Xcel, from May 1999 to April 2001, Mr. Stuart was Director of Corporate Accounting for Ligand Pharmaceuticals, Inc. Mr. Stuart received his bachelor’s degree from San Diego State University in Accounting and is a Certified Public Accountant.
     Upon his appointment as Vice President of Finance and Chief Financial Officer, Mr. Stuart was granted an option to purchase 400,000 shares of common stock of the Company at an exercise price of $0.50 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant.
     The Company and Mr. Stuart are party to an agreement that would provide certain benefits upon a change in control of the Company. The agreement provides that in the event a change in control of the Company occurs and his employment with the Company is involuntarily terminated, either by the Company other than for cause or by Mr. Stuart for good reason, within the six month period commencing on the date of such change in control, fifty percent of his unvested stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately on the date of the involuntary termination. The Company and Mr. Stuart are also party to an agreement that would provide severance compensation totaling six months of base salary during the first three years of employment or twelve months of base salary after the first three years of employment in the event his employment is terminated either by the Company other than for cause or by Mr. Stuart for good reason.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.48	Offer of Employment Letter Agreement between the Company and George Stuart dated September 27, 2005

10.49	Change-in-Control Letter Agreement between the Company and George Stuart dated September 28, 2005

10.50	Severance Letter Agreement between the Company and George Stuart dated September 28, 2005

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2005	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ JAMES L. FARES

James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.48	Offer of Employment Letter Agreement between the Company and George Stuart dated September 27, 2005

10.49	Change-in-Control Letter Agreement between the Company and George Stuart dated September 28, 2005

10.50	Severance Letter Agreement between the Company and George Stuart dated September 28, 2005